Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Howard M. Lorber, Chief Executive Officer of Nathan's Famous, Inc., certify that:

                  The Form 10-Q of Nathan's Famous, Inc. for the period ended December 28, 2003 fully complies with the requirements of
                  Section 13(a) of the Securities Exchange Act of 1934; and

                  The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Nathan's Famous, Inc.

This certification is being furnished pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and, except to the extent required by the Sarbanes-Oxley Act, shall not be deemed to be filed as part of the periodic report described herein nor shall it be deemed filed by Nathan's Famous, Inc. for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

                                                  /s/ Howard M. Lorber
                                                  ----------------------------
                                                  Name: Howard M. Lorber
                                                  Date: February 9, 2004

A signed original of this written statement required by Section 906 has been provided to Nathan's Famous, Inc. and will be retained by Nathan's Famous, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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